DEAN FOODS COMPANY EXECUTIVE DEFERRED COMPENSATION PLAN DEAN FOODS COMPANY POST-2004 EXECUTIVE DEFERRED COMPENSATION PLAN TERMINATION AND LIQUIDATION OF PLANS WHEREAS, prior to 2005 Dean Foods Company (the “Company”) had adopted the Dean Foods Company Executive Deferred Compensation Plan (the “Pre-2005 Plan”); WHEREAS, in connection with the enactment of Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”), the Company decided to limit the Pre-2005 Plan to deferrals with respect to periods prior to 2005, and adopted the Dean Foods Company Post-2004 Executive Deferred Compensation Plan (the “Post- 2004 Plan”) to record amounts deferred with respect compensation earned in respect of services after 2004; WHEREAS, the Pre-2005 Plan is a grandfathered plan, not subject to the provisions of Section 409A, WHEREAS, the Post-2004 Plan was designed to satisfy the requirements imposed with respect to deferred compensation subject to the provisions of Section 409A; WHEREAS, the Company has determined to terminate and liquidate each of the Pre-2005 Plan and the Post-2004 Plan; WHEREAS, being a grandfathered plan, not subject to the provisions of Section 409A, the Pre-2005 Plan may be terminated and liquidated solely in accordance with its terms; WHEREAS, being subject to the provisions of Section 409A, the Post-2004 Plan must be terminated and liquidated in accordance with the regulations promulgated under the provisions of Section 409A; WHEREAS, pursuant to Article XI of each of the Pre-2005 Plan and the Post- 2004 Plan, the Compensation Committee of the Board of Directors of the Company (the “Committee”) has the power to amend or terminate each such Plan; WHEREAS, the Committee has delegated its authority to administer each such Plan, including its authority pursuant to Article XI of each such Plan to amend and to terminate the Plan, to certain designated officers of the Company; 1005222103v1

NOW, THEREFORE, the designated officers of the Company have adopted the following resolutions: RESOLVED, that pursuant to Article XI thereof, the Pre-2005 Plan is hereby terminated effective as of May 1, 2019, and the amounts credited to the accounts of each participant or beneficiary thereunder shall be distributed immediately, but in no event later than 30 days, following such termination date; RESOLVED FURTHER, that pursuant to Article XI thereof, the Post-2005 Plan is hereby terminated, in accordance with the provisions of Treas. Reg. §1.409A- 3(j)(4)(ix)(C), effective as of May 1, 2019 (the “Termination Date”), and except as otherwise provided in the amendment to the Post-2004 Plan referenced in the following resolution, the amounts credited to the accounts of each participant or beneficiary thereunder shall be distributed on, or within 30 days following, May 1, 2020 (May 1, 2020 hereafter referred to as the “Liquidation Date”); RESOLVED FURTHER, that to assure that the termination of the Post-2005 Plan is effected in accordance with the provisions of Treas. Reg. §1.409A-3(j)(4)(ix)(C), pursuant to Article XI thereof, the Post-2005 Plan is hereby amended, in the manner set forth in the attached Termination and Liquidation Amendment; RESOLVED, FURTHER, as a condition to the termination and liquidation of the Post-2005 Plan in accordance with the provisions of Treas. Reg. §1.409A-3(j)(4)(ix)(C), the Company hereby terminates and liquidates for itself, and acting as the controlling shareholder of each of its subsidiaries, on substantially comparable terms and conditions to those set forth in the Termination and Liquidation Amendment, each agreement, method, program and other arrangement (the “Terminated Arrangements”) sponsored the Company and each of its subsidiaries that would be deemed to be a service recipient with the Company under Treas, Reg. §1.409A-1(g) (the “Company Service Recipients”); and RESOLVED, FURTHER, as a further condition to the termination and liquidation of the Post-2005 Plan in accordance with the provisions of Treas. Reg. §1.409A- 3(j)(4)(ix)(C), the Company agrees and acknowledges that, prior to May 1, 2022, neither the Company nor any other Company Service Recipient may establish any new deferred compensation plan that would be deemed to be aggregated with this Plan or any other Terminated Arrangement under the provisions of Treas. Reg. §1.409A-1(c); and RESOLVED, FURTHER, that each of the officers of the Company be, and each of them hereby is, in the name of and on behalf of the Committee authorized and empowered to carry out the purposes and intent of the each of the foregoing resolutions, 2 1005222103v1 including executing documents that bind the Company, as any such officer shall deem to be necessary or appropriate to carry out the purposes and intent of each of the foregoing resolutions. IN WITNESS WHEROF, the officers of the Company designated by the Committee to administer and amend each of the Pre-2005 Plan and the Post-2004 Plan have caused these resolutions to be adopted on behalf of the Company on this 9th day of May, 2019. DEAN FOODS COMPANY ______/s/ Jose Motta______________ By: Jose Motta, Senior Vice President Human Resources ______/s/ Mike Adams____________ By: Mike Adams, Vice President Benefits & HR Systems 3 1005222103v1